Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies Disclosure Text Block

Note 28 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2013	December 31, 2012
Commitments to extend credit:
Credit card lines	$4,594,676	$4,379,071
Commercial lines of credit	2,569,377	2,044,382
Other unused credit commitments	326,874	351,537
Commercial letters of credit	3,059	20,634
Standby letters of credit	78,948	127,519
Commitments to originate or fund mortgage loans	47,722	41,187

At December 31, 2013, the Corporation maintained a reserve of approximately $7 million for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit (December 31, 2012 - $5 million).

Other commitments

At December 31, 2013, the Corporation also maintained other non-credit commitments for $10 million, primarily for the acquisition of other investments (December 31, 2012 - $10 million).

Business concentration

Since the Corporation's business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation's operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base.  Its asset and revenue composition by geographical area is presented in Note 42 to the consolidated financial statements.

The Corporation's loan portfolio is diversified by loan category. However, approximately $13.4 billion, or 62% of the Corporation's loan portfolio not covered under the FDIC loss sharing agreements, excluding loans held-for-sale, at December 31, 2013, consisted of real estate related loans, including residential mortgage loans, construction loans and commercial loans secured by commercial real estate (December 31, 2012 - $13.3 billion, or 64%).

At December 31, 2013, the Corporation's direct exposure to the Puerto Rico government, instrumentalities and municipalities amounted $1.2 billion, of which approximately $950 million is outstanding. Of the amount outstanding, $789 million consists of loans and $161 million are securities. From this amount, $527 million represents obligations from the Government of Puerto Rico and public corporations that are either collateralized loans or obligations that have a specific source of income or revenues identified for their repayment. Some of these obligations consist of senior and subordinated loans to public corporations that obtain revenues from rates charged for services or products, such as water and electric power utilities. Public corporations have varying degrees of independence from the central Government and many receive appropriations or other payments from it. The remaining $423 million represents obligations from various municipalities in Puerto Rico for which, in most cases, the good faith, credit and unlimited taxing power of the applicable municipality has been pledged to their repayment. These municipalities are required by law to levy special property taxes in such amounts as shall be required for the payment of all of its general obligation bonds and loans. These loans have seniority to the payment of operating cost and expenses of the municipality.

In addition, at December 31, 2013, the Corporation had $360 million in indirect exposure to loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. These included $274 million in residential mortgage loans that are guaranteed by the Puerto Rico Housing Finance Authority (December 31, 2012 - $294 million). These mortgage loans are secured by the underlying properties and the guarantees serve to cover shortfalls in collateral in the event of a borrower default. Also, the Corporation had $52 million in Puerto Rico pass-through housing bonds backed by FNMA, GNMA or residential loans CMO's, and $34 million of industrial development notes.

Other contingencies

As indicated in Note 11 to the consolidated financial statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The fair value of the true-up payment obligation was estimated at $128 million at December 31, 2013 (December 31, 2012 - $112 million).

Legal Proceedings

The nature of Popular's business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings. When the Corporation determines it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management's judgment, it is in the best interest of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current legal proceedings ranges from $0 to approximately $39.8 million as of December 31, 2013. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the proceedings, and the inherent uncertainty of the various potential outcomes of such proceedings. Accordingly, management's estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the final outcome of legal proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation's legal proceedings will not have a material adverse effect on the Corporation's consolidated financial position as a whole. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation's consolidated financial position in a particular period.

Ongoing Class Action Litigation

Banco Popular de Puerto Rico and Banco Popular North America are currently defendant in three class action lawsuits:

On November 21, 2012, BPNA was served with a putative class action complaint captioned Valle v. Popular Community Bank filed in the New York State Supreme Court (New York County). Plaintiffs, existing BPNA customers, allege among other things that BPNA has engaged in unfair and deceptive acts and trade practices relative to the assessment of overdraft fees and payment processing on consumer deposit accounts. The complaint further alleges that BPNA improperly disclosed its consumer overdraft policies and, additionally, that the overdraft rates and fees assessed by BPNA violate New York's usury laws. The complaint seeks unspecified damages, including punitive damages, interest, disbursements, and attorneys' fees and costs. BPNA removed the case to federal court (S.D.N.Y.), and plaintiffs subsequently filed a motion to remand the action to state court, which the Court has granted on August 6, 2013. A motion to dismiss was filed on September 9, 2013. On October 25, 2013, plaintiffs filed an amended complaint seeking to limit the putative class to New York account holders. A motion to dismiss the amended complaint was filed on February 14, 2014.

Between December 2013 and January 2014, BPPR, BPNA and Popular, Inc., along with two executive officers, were served with a putative class action complaint captioned Quiles et al. v. Banco Popular de Puerto Rico et al. Plaintiffs essentially allege that they and others, who have been employed by the Defendants as “bank tellers” and other similarly titled positions, were generally paid only for scheduled work time, rather than all time actually worked. The Complaint seeks to maintain a collective action under the Fair Labor Standards Act on behalf of all individuals who were employed or are currently employed by the Defendants in Puerto Rico, the Virgin Islands, New York, New Jersey, Florida, California, and Illinois as hourly paid, non-exempt, bank tellers or other similarly titled positions at any time during the past three years and alleges the following claims under the Fair Labor Standards Act against all Defendants: (i) failure to pay overtime premiums; and (ii) that the failure to pay was willful. Similar claims are brought under Puerto Rico law on behalf of all individuals who were employed or are currently employed by BPPR in Puerto Rico as hourly paid, non-exempt, bank tellers or other similarly titled positions at any time during the past three years. On January 31, 2014, the Popular defendants filed an answer to the complaint. On February 24, 2014, the parties reached an agreement to dismiss the complaint against BPNA and the named BPNA executive officer without prejudice.

On August 22, 2013, BPNA was served with a putative class action complaint captioned Crissen v. Gupta, filed in the United States District Court for the Southern District of Indiana. The complaint alleges that BPNA, together with a BPNA commercial customer, purportedly engaged in a conspiracy to fraudulently inflate the amounts of money required to redeem property tax lien certificates in connection with certain Indiana real properties. Plaintiff is seeking actual damages against defendants in excess of $2 million, in addition to treble and punitive damages, based on alleged violations of the Racketeer Influenced and Corrupt Organizations (“RICO”) Act and various other state law claims. A motion to dismiss the complaint was filed on October 21, 2013. On January 28, 2014, the Court granted BPNA's motion to dismiss in its entirety with prejudice.

Other Significant Proceedings

As described under “Note 11 – FDIC loss share asset and true-up payment obligation”, in connection with the Westernbank FDIC-assisted transaction, on April 30, 2010, BPPR entered into loss share agreements with the FDIC with respect to the covered loans and other real estate owned that it acquired in the transaction. Pursuant to the terms of the loss share agreements, the FDIC's obligation to reimburse BPPR for losses with respect to covered assets begins with the first dollar of loss incurred. The FDIC reimburses BPPR for 80% of losses with respect to covered assets, and BPPR reimburses the FDIC for 80% of recoveries with respect to losses for which the FDIC paid 80% reimbursement under those loss share agreements. The loss share agreements contain specific terms and conditions regarding the management of the covered assets that BPPR must follow in order to receive reimbursement for losses from the FDIC. BPPR believes that it has complied with such terms and conditions. The loss share agreement applicable to the commercial late stage real-estate-collateral-dependent loans described below provides for loss sharing by the FDIC through the quarter ending June 30, 2015 and for reimbursement to the FDIC through the quarter ending June 30, 2018.

For the quarters ended June 30, 2010 through March 31, 2012, BPPR received reimbursement for loss-share claims submitted to the FDIC, including charge-offs for certain commercial late stage real-estate-collateral-dependent loans calculated in accordance with BPPR's charge-off policy for non-covered assets. When BPPR submitted its shared-loss claim in connection with the June 30, 2012 quarter, however, the FDIC refused to reimburse BPPR for a portion of the claim because of a difference related to the methodology for the computation of charge-offs for certain commercial late stage real-estate-collateral-dependent loans. In accordance with the terms of the commercial loss share agreement, BPPR applied a methodology for charge-offs for late stage real-estate-collateral-dependent loans that conforms to its regulatory supervisory criteria and is calculated in accordance with BPPR's charge-off policy for non-covered assets. The FDIC has stated that it believes that BPPR should use a different methodology for those charge-offs. Notwithstanding the FDIC's refusal to reimburse BPPR for certain shared-loss claims, BPPR has continued to submit shared-loss claims for quarters subsequent to June 30, 2012. As of December 31, 2013, BPPR had unreimbursed shared-loss claims of $247.0 million under the commercial loss share agreement with the FDIC. On February 14, 2014, BPPR received a payment of $78.9 million related to reimbursable shared-loss claims from the FDIC. After giving effect to this payment, BPPR has unreimbursed shared-loss claims amounting to $168.1 million, including $158.1 million related to commercial late stage real-estate-collateral-dependent loans, determined in accordance with BPPR's regulatory supervisory criteria and BPPR's charge-off policy for non-covered assets. If the reimbursement amount for these claims were calculated in accordance with the FDIC's preferred methodology for late stage real-estate-collateral-dependent loans, the amount of such claims would be reduced by approximately $144.4 million.

BPPR's loss share agreements with the FDIC specify that disputes can be submitted to arbitration before a review board under the commercial arbitration rules of the American Arbitration Association. On July 31, 2013, BPPR filed a statement of claim with the American Arbitration Association requesting that the review board determine certain matters relating to the loss-share claims under the commercial loss share agreement with the FDIC, including that the review board award BPPR the amounts owed under its unpaid quarterly certificates. The statement of claim also requests reimbursement of certain valuation adjustments for discounts to appraised values, costs to sell troubled assets and other items. The review board is comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators.

To the extent that we are not able to successfully resolve this matter through the arbitration process described above, a material difference could result in the timing and amount of charge-offs recorded by us and the amount of charge-offs reimbursed by the FDIC under the commercial loss share agreement. That could require us to make a material adjustment to the value of our loss share assets and the related true up payment obligation to the FDIC, and could have a material adverse effect on our financial results for the period in which such adjustment is taken.